UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

HUBSPOT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! HUBSPOT, INC. 2026 Annual Meeting of Stockholders Vote by June 14, 2026 11:59 PM Eastern Time HUBSPOT, INC. 2 CANAL PARK CAMBRIDGE, MA 02141 V96399-P49056 You invested in HUBSPOT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 15, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 15, 2026 9:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/HUBS2026 *Please check the meeting materials for any special requirements for meeting attendance. *No personal information, other than the control above, is necessary to execute a proxy.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Elect five Class III directors to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal: Nominees: 1a. Mike Berry; For 1b. Claire Hughes Johnson; For 1c. Yamini Rangan; For 1d. Clara Shih; and For 1e. Jay Simons. For 2. Ratify the appointment of PricewaterhouseCoopers LLP as HubSpot, Inc.’s (the “Company’s”) independent registered public accounting firm for the fiscal year ending December 31, 2026; For 3. Non-binding advisory vote to approve the compensation of the Company’s named executive officers; For 4. Approve an amendment to the Company’s 2024 Stock Option and Incentive Plan; For 5. A stockholder proposal to change the Company’s Sixth Amended and Restated Bylaws to allow 10% holders of the Company’s stock the ability to call a special meeting; and Against 6. Approve the adjournment of the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes for the approval of Proposals One through Four. For NOTE: To transact such other business that properly comes before the Annual Meeting (including adjournments or postponements thereof). Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V96400-P49056